This report is submitted for the general infor-      SEMI-ANNUAL REPORT
mation of the shareholders of the Fund. It is        (Unaudited)
not authorized for distribution to prospective
investors in the Fund unless preceded or
accompanied by an effective prospectus,              JUNE 30, 2001
which includes information regarding the
Fund's objectives and policies, experience of
its management, marketability of shares,             SOUND
and other information.                               SHORE
                                                     FUND
SOUND SHORE FUND, INC.

Two Portland Square
Portland, ME 04101
http://www.soundshorefund.com


                                [LOGO: LIGHTHOUSE]

--------------------------------------------------------------------------------
SOUND SHORE FUND
TWO PORTLAND SQUARE, PORTLAND, ME 04101 1-800-754-8758
--------------------------------------------------------------------------------



                                                                   June 30, 2001

Dear Shareholder:


The Sound Shore Fund ended the June quarter with a net asset value of $33.85 after a distribution of $0.07 on June 28th. The Fund gained 2.75% for the quarter, while the S&P 500 Index ("S&P 500") advanced 5.85%. For the first half of 2001, the Fund gained 0.64%, which compares favorably with the decline of -6.70% for the S&P 500. Over the last 12 months, the Fund has advanced 22.53% in contrast with the S&P 500's -14.83% loss.

In the second quarter, the Fund had double-digit gains from service entities such as Cendant, Electronic Data Systems and Equifax, and from IBM, which was sold during the quarter. These advances were partially offset by weakness in defensive stocks such as Sara Lee and Kimberly Clark, and energy stocks El Paso and Duke Energy, which were hindered by the commodity price weakness and continued political uncertainty on the power front in California.

During the quarter,  we sold  several  stocks that  achieved our price  targets:
Baxter International, Boeing and Dynegy, and we reduced our positions in Weatherford International and Duke Energy. We added a number of new positions during the quarter, including three in the healthcare industry - Mylan Labs, Triad Healthcare, and Oxford Health Plans - which we believe have attractive valuations with strong growth prospects. For example, Mylan Labs, a manufacturer of generic drugs, should benefit from the large number of drugs coming off patent during the next five years. Patent expirations over this period are expected to triple in market value to approximately $40 billion. Mylan is well positioned to grow earnings 15% annually during this period and yet sells for a market multiple of next year's estimated earnings.

Weakness in the telecommunications sector presented us with several opportunities. We recently invested in Sprint, which was down 70% from its high in 1999, and we built our positions in CenturyTel and Citizens Communications, which were also well off their highs. We believe these companies have the potential to exceed market expectations because they benefit principally from the stable cash flows they derive from relatively less competitive rural telephone markets. The potential for competitive pressure on their monopoly/oligopoly markets has abated substantially as a result of the constraints imposed by the more restrained private and public capital markets.


As we allocate capital to individual opportunities, we are mindful of the dynamics of the broader market. Even a cursory examination of the current environment reveals considerable uncertainty and changing perceptions. At the beginning of the year, the consensus estimate for the S&P 500 earnings was for over 10% growth in 2001, with only a tenth of the companies expected to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

report declines. Currently, the consensus estimate is for the S&P earnings to decline by 6%, with almost 40% of companies expected to report lower earnings. Many representative stock indices reached their lowest point in the last two years in early April but recovered as the Federal Reserve continued its aggressive monetary policy. Despite six consecutive discount rate cuts this year, matched only four times since World War II, earnings expectations have continued to deteriorate.

As is often the case during periods of economic uncertainty, the timing and magnitude of future deterioration or improvement inspires heated debate. We believe our focus on specific company valuations and fundamentals will continue to be crucial to the success of our value strategy, as it has been over the past 12 months and over the last 20 plus years at Sound Shore Management.

As always, we will work hard to protect the value of your investment and to participate in the attractive long-term returns potentially available in the equity markets. We appreciate your confidence and thank you for investing along with us in the Sound Shore Fund.


Sincerely,

/s/ T. GIBBS KANE, JR.

T. Gibbs Kane, Jr.
President


* THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. THE FUND'S 1-, 5-, 10-, AND 15-YEAR AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01 WERE 22.53%, 15.05%, 16.22%, AND 13.58% RESPECTIVELY.

THE FUND'S AVERAGE ANNUAL TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE.

PERCENT OF NET ASSETS AS OF 6/30/01: BAXTER INTERNATIONAL:  0.00%; BOEING, INC.:
0.00%;  CENDANT  CORPORATION:   3.11%;   CENTURYTEL,   INC.:  3.16%;   CITIZEN'S
COMMUNICATIONS:  2.00%; DUKE ENERGY:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1.55%; DYNEGY, INC.: 0.00%; ELECTRONIC DATA SYSTEMS: 3.20%; EL PASO CORPORATION:
2.50%; EQUIFAX, INC.: 2.71%;  INTERNATIONAL  BUSINESS MACHINES:  0.00%; KIMBERLY
CLARK:  1.89%;  MYLAN LABS, INC.:  2.37%;  OXFORD HEALTH PLANS:  2.59%; SARA LEE
CORPORATION: 1.26%; SPRINT CORPORATION: 2.78%; TRIAD HEALTHCARE: 1.36%; WEATHERFORD INTERNATIONAL: 1.18%. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

FORUM FUND SERVICES, LLC, DISTRIBUTOR. THIS LETTER MUST BE PRECEDED OR ACCOMPANIED BY A FUND PROSPECTUS. FOR CURRENT FUND PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM OR CALL (800) 754-8758.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS
JUNE 30, 2001(UNAUDITED)
--------------------------------------------------------------------------------


                                                        FACE/SHARE     MARKET
                                                          AMOUNT        VALUE
                                                        ----------     --------

COMMON STOCK (98.3%)
--------------------------------------------------------------------------------

BASIC MATERIALS (1.1%)
Monsanto Co.                                              334,100   $ 12,361,700
                                                                    ------------


BUILDING & BUILDING MATERIALS (0.8%)
American Standard Cos., Inc. +                             150,100   $ 9,021,010
                                                                     -----------

CAPITAL GOODS (8.3%)
Deere & Co.                                                448,000    16,956,800
Dover Corp.                                                433,100    16,306,215
Eaton Corp.                                                288,900    20,251,890
Honeywell International, Inc.                              263,400     9,216,366
Republic Services, Inc. +                                1,444,300    28,669,355
Thermo Electron Corp. +                                     23,800       524,076
                                                                      ----------
                                                                      91,924,702
                                                                      ----------

COMMUNICATIONS (11.2%)
BellSouth Corp.                                            512,100    20,622,267
CenturyTel, Inc.                                         1,155,000    34,996,500
Citizens Communications Co.                              1,840,500    22,141,215
Sprint Corp. (FON Group)                                 1,441,300    30,786,168
Telephone and Data Systems, Inc.                           145,800    15,855,750
                                                                      ----------
                                                                     124,401,900
                                                                     -----------

CONSUMER PRODUCTS (3.4%)
Kimberly-Clark Corp.                                       375,900    21,012,810
Sara Lee Corp.                                             739,100    13,998,554
Walt Disney Co.                                            111,400     3,218,346
                                                                      ----------
                                                                      38,229,710
                                                                      ----------

ENERGY (4.4%)
El Paso Energy Corp.                                        528,200   27,751,628
Grant Prideco, Inc. +                                       438,300    7,665,867
Weatherford International, Inc. +                           272,500   13,080,000
                                                                      ----------
                                                                      48,497,495
                                                                      ----------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 SOUND SHORE FUND, INC.
 STATEMENT OF NET ASSETS (CONTINUED)
 JUNE 30, 2001(UNAUDITED)
--------------------------------------------------------------------------------


                                                 FACE/SHARE            MARKET
                                                   AMOUNT               VALUE
                                                 ----------            -------

FINANCIAL (11.9%)
Federal Home Loan Mortgage Corp.                   415,400          $ 29,078,000
Federal National Mortgage Association              407,000            34,656,050
MGIC Investment Corp.                              461,200            33,501,568
U.S. Bancorp.                                    1,510,000            34,412,900
                                                                      ----------
                                                                     131,648,518
                                                                     -----------

HEALTHCARE (13.3%)
Boston Scientific Corp. +                        1,025,300            17,430,100
HCA - The Healthcare Co.                           938,000            42,388,220
Mylan Laboratories, Inc.                           935,300            26,309,989
Oxford Health Plans, Inc. +                      1,002,900            28,682,940
Schering-Plough Corp.                              496,000            17,975,040
Triad Hospitals, Inc. +                            511,100            15,062,117
                                                                      ----------
                                                                     147,848,406
                                                                     -----------

INSURANCE (15.3%)
Allstate Corp.                                     784,200            34,496,958
Ambac Financial Group, Inc.                        497,000            28,925,400
Aon Corp.                                          887,000            31,045,000
Berkshire Hathaway, Inc., Class A +                    322            22,346,800
MBIA, Inc.                                         618,000            34,410,240
PartnerRe Ltd. +                                   322,600            17,872,040
                                                                      ----------
                                                                     169,096,438
                                                                     -----------

PROFESSIONAL SERVICES (5.8%)
Cendant Corp. +                                   1,767,600           34,468,200
Equifax, Inc.                                       818,300           30,015,244
                                                                      ----------
                                                                      64,483,444
                                                                      ----------

RETAIL (3.2%)
Safeway, Inc. +                                     100,000            4,800,000
TJX Cos., Inc.                                      974,300           31,050,941
                                                                      ----------
                                                                      35,850,941
                                                                      ----------

SPECIALTY CHEMICALS (1.7%)
Engelhard Corp.                                     731,900           18,875,701
                                                                      ----------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                              FACE/SHARE        MARKET
                                                                                                AMOUNT           VALUE
                                                                                              ----------        ------


TECHNOLOGY (6.2%)
Abritron, Inc. +                                                                               133,200     $   3,210,120
Ceridian Corp. +                                                                               666,000        12,767,220
Compaq Computer Corp.                                                                        1,118,700        17,328,663
Electronic Data Systems Corp.                                                                  568,400        35,525,000
                                                                                                          --------------
                                                                                                              68,831,003
                                                                                                          --------------

TRANSPORTATION (1.1%)
Delta Airlines, Inc.                                                                           268,300        11,826,664
                                                                                                          --------------

UTILITIES (10.6%)
Cinergy Corp.                                                                                  638,700        22,322,565
Constellation Energy Group                                                                     594,900        25,342,740
Duke Energy Corp.                                                                              441,500        17,222,915
Kinder Morgan, Inc.                                                                            586,900        29,491,725
Kinder Morgan Management +                                                                     121,900         8,350,150
SCANA Corp.                                                                                    503,900        14,310,760
                                                                                                          --------------
                                                                                                             117,040,855
                                                                                                          --------------
TOTAL COMMON STOCK (COST $902,797,283)                                                                    $1,089,938,487
                                                                                                          --------------

SHORT-TERM HOLDINGS (1.7%)
--------------------------------------------------------------------------------
Deutsche Cash Management Fund                                                               12,038,612    $   12,038,612
Daily Assets Government Obligations Fund                                                     2,799,118         2,799,118
Daily Assets Cash Fund                                                                       3,764,570         3,764,570
                                                                                                          --------------

TOTAL SHORT-TERM HOLDINGS (COST $18,602,300)                                                              $   18,602,300
                                                                                                          --------------


TOTAL INVESTMENTS (100.0%) (COST $921,399,583)                                                            $1,108,540,787
                                                                                                          --------------

OTHER ASSETS LESS LIABILITIES (0.0%)                                                                             389,064
                                                                                                          --------------

NET ASSETS (100.0%) (32,756,507 SHARES OUTSTANDING)                                                       $1,108,929,851
                                                                                                          --------------

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                                                 $        33.85
                                                                                                          --------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONCLUDED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                         MARKET
                                                                          VALUE
                                                                         -------

AT JUNE  30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Par Value                                                        $       32,756
Paid in Capital                                                     822,048,288
Accumulated Distributions in Excess of Net Investment Income            (77,514)
Unrealized Appreciation of Investments                              187,141,205
Accumulated Net Realized Gain from Investments                       99,785,116
                                                                 --------------
NET ASSETS                                                       $1,108,929,851
                                                                 ==============






+ Non-income producing security.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME

Income:
     Dividends .................................................    $ 6,022,155
     Interest ..................................................      1,410,533
                                                                    -----------
        Total Income ...........................................      7,432,688
                                                                    -----------

Expenses:
     Investment Adviser fee (Note3) ............................      4,026,697
     Administrator fee (Note 3) ................................        536,893
     Transfer agent fee (Note 3) ...............................        536,893
     Custodian fee .............................................         61,191
     Accounting fee (Note 3) ...................................         30,000
     Legal fee .................................................         14,784
     Auditing fee ..............................................         13,950
     Registration fees .........................................         32,348
     Directors' fees and expenses (Note 3) .....................         19,827
     Miscellaneous .............................................         37,866
                                                                    -----------

            Total Expenses .....................................      5,310,449
     Expenses Reimbursed (Note 3) ..............................        (21,720)
                                                                    -----------
     Net Expenses ..............................................      5,288,729
                                                                    -----------
Net Investment Income ..........................................      2,143,959
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments sold...........................    105,398,561
Net change in unrealized appreciation of investments ...........   (100,729,723)
                                                                    -----------
Net realized and unrealized appreciation on investments ........      4,668,838
                                                                    -----------
Net increase in net assets resulting from operations ...........    $ 6,812,797
                                                                    ===========

--------------------------------------------------------------------------------
                        SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS


                                                                              FOR THE SIX            FOR THE
                                                                              MONTHS ENDED          YEAR ENDED
                                                                             JUNE 30, 2001         DECEMBER 31,
                                                                              (UNAUDITED)              2000
                                                                           ---------------       ---------------
Operations:
    Net investment income ...............................................  $     2,143,959       $     4,378,167
    Net realized gain on investments sold ...............................      105,398,561           108,132,626
    Net change in unrealized appreciation of investments ................     (100,729,723)           63,838,310
                                                                           ---------------       ---------------
    Increase in net assets from operations ..............................        6,812,797           176,349,103
Dividends to shareholders from net investment income ....................       (2,162,796)           (4,378,167)
Dividends to shareholders in excess of net investment income ............                -               (56,711)
Dividends to shareholders from net realized gains .......................                -           (45,999,579)
Dividends to shareholders in excess of net realized gains ...............                -            (2,752,292)++
Capital share transactions (Note 5) .....................................        2,391,370          (196,009,255)
                                                                           ---------------       ---------------
    Total Increase (decrease) ...........................................        7,041,371           (72,846,901)
Net assets:
    Beginning of the year ...............................................    1,101,888,480         1,174,735,381
                                                                           ---------------       ---------------
    End of the Period (Including line (A)) ..............................  $ 1,108,929,851       $ 1,101,888,480
                                                                           ===============       ===============
    (A) Accumulated distributions in excess of
        net investment income ..........................................   $       (77,514)      $      (58,677)
                                                                           ===============       ===============





++ Distribution in excess of realized gains are the result of timing issues.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


1.  ORGANIZATION

Sound Shore Fund, Inc. (the "Fund") was  incorporated on February 19, 1985, as a
no-load,   diversified,   open-end  management   investment  company  under  the
Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

     A) SECURITY VALUATION
     Securities, other than short-term securities, held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on the Fund's business day. Common stocks which are not so traded, for which no sale was reported, and over-the-counter securities are valued at the mean between the closing bid and asked prices. Instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the mean between the last reported bid and asked price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     B)  SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

     C)  DIVIDENDS TO SHAREHOLDERS
     Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatment of income and gain on

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

     various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

     D)  FEDERAL TAXES
     The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Sound Shore Management, Inc. ("Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

OTHER SERVICES
Under an Administration Agreement, the Fund pays an administration fee to Forum Administrative Services, LLC ("FAdS") at an annual rate of 0.10% of the Fund's average daily net assets.

Under a Fund Accounting Agreement, Forum Accounting Services, LLC ("FAcS"), an affiliate of FAdS, provides portfolio accounting services to the Fund. FAcS is paid a fee at an annual rate of $60,000 per year.

Under a Transfer Agency Agreement, Forum Shareholder Services, LLC ("FSS"), an affiliate of FAdS, provides transfer agency services to the Fund. FSS is paid a fee at an annual rate of 0.10% of the Fund's average daily net assets.

Under a Distribution Agreement, Forum Fund Services, LLC ("FFS") acts as distributor of the Fund's shares and is not paid any fee for its distribution services.

The Fund pays five Directors who are unaffiliated with the Adviser, FAdS or any of its affiliates, $1,000 per meeting attended, plus $750 per quarter.

Fees due to the investment advisory and other related parties in the amount of $685,876 and $226,868, respectively, are payable at June 30, 2001.

FAdS has voluntarily undertaken to assume certain expenses of the Fund. For the period ended June 30, 2001, FAdS reimbursed expenses in the amount of $21,720.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONCLUDED)
--------------------------------------------------------------------------------

4.  PURCHASES AND SALES OF SECURITIES

The cost of  securities  purchased  and the  proceeds  from sales of  securities
(excluding  short-term   investments)  for  the  period  ended  June  30,  2001,
aggregated $506,663,066 and $459,367,274, respectively.

For federal income tax purposes, the tax basis of investment securities owned as of June 30, 2001 was $921,399,583. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $208,578,193 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $21,436,989.

5.  CAPITAL STOCK

As of June 30, 2001, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $822,081,044. Transactions in capital stock were as follows:


                                           For the                                  For the
                                       Six Months Ended                            Year Ended
                                         June 30, 2001                          December 31, 2000
                                 -------------------------------          --------------------------------
                                      SHARES            AMOUNT                SHARES             AMOUNT
                                      ------            ------                ------             ------
Sale of Shares                     4,844,536      $ 159,247,017            11,995,367        $ 370,057,862
Reinvestment of Dividends                                                   1,487,453           49,842,568
                                      59,618          2,003,777
Redemption of Shares              (4,839,975)      (158,859,424)          (20,654,217)        (615,909,685)
                                 -----------      -------------           -----------        -------------
Net increase from
Capital transactions                  64,179      $   2,391,370            (7,171,397)      $ (196,009,255)
                                 ===========      =============           ===========        =============



Of the 32,756,507 shares outstanding as of June 30, 2001, the Employees' Profit Sharing Plan of Sound Shore Management, Inc. owned 291,074 shares.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                       SIX MONTHS
                                         ENDED                        YEAR ENDED DECEMBER 31,
                                      JUNE 30,2001  -------------------------------------------------------
                                       (UNAUDITED)     2000       1999       1998       1997      1996
                                      ------------     ----       ----       ----       ----       ---
Net Asset Value, Beginning of
 Period .............................    $   33.70   $   29.47  $   29.62  $   28.57  $   21.71  $  18.16
                                         ---------   ---------  ---------  ---------  ---------  --------
Investment Operations
     Net investment income ..........         0.07        0.14       0.17       0.21       0.12      0.13
     Net realized and unrealized
       gain (loss)on investments ....         0.15        5.79      (0.15)      1.05       7.75      5.90
                                         ---------   ---------  ---------  ---------  ---------  --------
Total from Investment Operations              0.22        5.93       0.02       1.26       7.87      6.03
                                         ---------   ---------  ---------  ---------  ---------  --------
Distributions From
     Net investment income ..........        (0.07)      (0.14)     (0.17)     (0.20)     (0.12)    (0.13)
     In excess of net investment
       income .......................            -           -(a)       -(a)       -          -(a)      -
     Net realized gains .............            -       (1.47)         -          -      (0.87)    (2.35)
     In excess of net realized
       gain .........................            -       (0.09)         -          -      (0.02)        -
     Return of capital ..............            -           -          -      (0.01)         -         -
                                         ---------   ---------  ---------  ---------  ---------  --------
Total Distributions .................        (0.07)      (1.70)     (0.17)     (0.21)     (1.01)    (2.48)
                                         ---------   ---------  ---------  ---------  ---------  --------
Net Asset Value, End of Period           $   33.85     $ 33.70    $ 29.47  $   29.62   $  28.57  $  21.71
                                         =========   =========  =========  =========  =========  ========
Total Return ........................         0.64%      20.18%      0.05%      4.40%     36.40%    33.27%

Ratio/Supplementary Data
  Net Assets at End of Period (in
  the thousands) .....................  $1,108,930   $1,101,888 $1,174,735 $1,961,487 $1,313,686 $132,862
Ratios to Average Net Assets:
     Expenses (net of
      reimbursement) .............           0.98%(b)     0.98%     0.98%       0.99%      1.08%    1.15%
     Expenses (gross) (c) .........          0.99%(b)     0.99%     0.98%       1.00%      1.10%    1.16%
     Net Investment Income ........          0.40%(b)     0.44%     0.50%       0.77%      0.62%    0.70%
Portfolio Turnover Rate .............          44%          98%       41%         44%        53%      69%


---------------

(a) The Fund distributed an amount in excess of net investment income of less than $0.01 per share.
(b) Annualized.
(c) Reflects expense ratio in the absence of expense reimbursement.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS

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SOUND SHORE FUND

INVESTMENT ADVISER

Sound Shore Management, Inc.
8 Sound Shore Drive
Greenwich, Connecticut 06836

ADMINISTRATOR

Forum Administrative Services, LLC
Portland, Maine

DISTRIBUTOR

Forum Fund Services, LLC
Portland, Maine

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Forum Shareholder Services, LLC
Two Portland Square
Portland, Maine 04101
1-800-754-8758

CUSTODIAN

Forum Trust, LLC
Portland, Maine

COUNSEL

Dechert
New York, New York

INDEPEDENT CERTIFIED
PUBLIC ACCOUNTANTS

Deloitte & Touche LLP
Boston, Massachusetts